exhibit 23














                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Registrant's previously filed Registration Statement File No. 333-29433.








ARTHUR ANDERSEN LLP



s/s Arthur Andersen LLP



Indianapolis, Indiana,
March 30, 1998